UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 13, 2004

ACCEPTANCE INSURANCE COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7461	31-0742926
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 1600, 300 West Broadway Council Bluffs, Iowa	51503
(Address of principal executive offices)	(Zip Code)

(712) 329-3600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	On September 13, 2004, Deloitte & Touche LLP (“Deloitte”) advised the registrant that the client-auditor relationship between Acceptance Insurance Companies Inc. (the “Company”) and Deloitte has ceased. The Audit Committee of the Board of Directors of the Company accepted such cessation as of September 13, 2004.

The reports of Deloitte for the past two (2) fiscal years did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles except as noted in the following two sentences. In 2002, the report expressed an unqualified opinion and included explanatory paragraphs relating to uncertainties that raise substantial doubt about the Company’s ability to continue as a going concern and a change in method of accounting for goodwill and other intangible assets upon adoption of Statement of Financial Accounting Standards No. 142. In 2003, the report expressed an unqualified opinion and included explanatory paragraphs relating to uncertainties that raise substantial doubt about the Company’s ability to continue as a going concern and a restatement discussed in Note 2 to the consolidated financial statements. During the two (2) most recent fiscal years and the subsequent interim period through September 13, 2004, there have been no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report. No “reportable events” (as defined by Item 304(a)(1)(v) of Regulation S-K of the Securities Act of 1933) occurred during the two (2) most recent fiscal years and through September 13, 2004.

When a new registered public accounting firm has been engaged, the Company will file a subsequent report on Form 8-K at such time.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

EXHIBIT NO.	DOCUMENT DESCRIPTION
Exhibit 16(a)	Letter of Deloitte & Touche LLP, as the former principal independent auditor of the registrant, dated September 15, 2004, to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2004	ACCEPTANCE INSURANCE COMPANIES INC.

	By:	/s/ John E. Martin
John E. Martin, President and
Chief Executive Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

16(a)	Letter of Deloitte & Touche LLP, as the former principal independent auditor of the registrant, dated September 15, 2004, to the Securities and Exchange Commission

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